Exhibit 99.2

BANKFINANCIAL CORPORATION

First QUARTER 2024

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected unaudited quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2024	2023
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.46%	0.56%	0.63%	0.61%	0.68%
Return on equity (ratio of net income to average equity) (1)	4.38	5.37	6.16	6.02	6.96
Net interest rate spread (1)	3.07	3.01	3.16	3.23	3.41
Net interest margin (1) (2)	3.59	3.48	3.57	3.58	3.68
Efficiency ratio (3)	84.11	77.39	76.02	79.11	74.51
Noninterest expense to average total assets (1)	3.17	2.92	2.86	2.94	2.65
Average interest–earning assets to average interest–bearing liabilities	135.89	136.25	136.78	136.86	135.85
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	217	205	200	198	202

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$18,533	$19,781	$19,691	$20,401	$19,963
Interest-bearing deposits in other financial institutions	113,907	158,703	151,870	94,930	57,042
Interest-bearing time deposits in other financial institutions	30,748	29,513	2,725	2,977	2,977
Securities, at fair value	239,549	153,203	155,700	166,670	167,262
Loans receivable, net	1,007,980	1,050,761	1,105,604	1,170,767	1,225,288
Foreclosed assets, net	2,332	2,777	902	950	1,393
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises held-for-sale	—	523	540	540	1,246
Premises and equipment, net	22,614	22,950	22,914	22,957	22,955
Bank-owned life insurance	18,382	18,469	18,556	18,644	18,731
Deferred taxes	4,159	4,512	4,979	5,476	5,395
Other assets	14,364	18,702	14,483	14,894	14,368
Total assets	$1,480,058	$1,487,384	$1,505,454	$1,526,696	$1,544,110

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,259,286	$1,261,623	$1,275,828	$1,303,720	$1,315,214
Borrowings	25,000	25,000	25,000	25,000	35,000
Subordinated notes, net of unamortized issuance costs	18,705	19,678	19,667	19,656	19,645
Other liabilities	21,036	25,700	31,204	26,017	21,892
Total liabilities	1,324,027	1,332,001	1,351,699	1,374,393	1,391,751
Stockholders’ equity	156,031	155,383	153,755	152,303	152,359
Total liabilities and stockholders’ equity	$1,480,058	$1,487,384	$1,505,454	$1,526,696	$1,544,110

(1)	Annualized
(2)	On a tax equivalent basis (“TEB”) assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.
(3)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024	2023
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$17,345	$16,923	$16,894	$16,178	$16,160
Total interest expense	4,818	4,491	3,940	3,235	2,660
Net interest income	12,527	12,432	12,954	12,943	13,500
Provision for (recovery of) credit losses	12	317	136	(188)	48
Net interest income after provision for (recovery of) credit losses	12,515	12,115	12,818	13,131	13,452
Noninterest income	1,461	1,625	1,240	1,239	313
Noninterest expense	11,766	10,879	10,790	11,220	10,292
Income before income tax	2,210	2,861	3,268	3,150	3,473
Income tax expense	500	782	899	838	840
Net income	$1,710	$2,079	$2,369	$2,312	$2,633
Basic and diluted earnings per common share	$0.14	$0.17	$0.19	$0.18	$0.21

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$809	$836	$836	$830	$816
Loan servicing fees	156	164	98	141	129
Trust insurance commissions and annuities income	450	347	290	276	367
Losses on sales of securities	—	—	—	—	(454)
(Loss) gain on sale of premises and equipment	(75)	—	—	13	(4)
Valuation adjustment on bank premises held-for-sale	—	(17)	—	(32)	(553)
Loss on bank-owned life insurance	(87)	(87)	(88)	(87)	(84)
Gain on repurchase of Subordinated notes	107	—	—	—	—
Other	101	382	104	98	96
Total noninterest income	$1,461	$1,625	$1,240	$1,239	$313

Noninterest Expense
Compensation and benefits	$6,052	$5,679	$5,369	$5,629	$5,555
Office occupancy and equipment	2,241	1,937	2,046	2,031	2,038
Advertising and public relations	90	139	171	262	190
Information technology	1,002	974	944	965	849
Professional fees	454	292	366	355	317
Supplies, telephone, and postage	286	289	311	295	359
FDIC insurance premiums	161	207	222	282	154
Other	1,480	1,362	1,361	1,401	830
Total noninterest expense	$11,766	$10,879	$10,790	$11,220	$10,292

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024	2023
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS
One–to–four family residential real estate	$18,247	$18,945	$19,233	$20,448	$21,475
Multi-family residential real estate	526,087	527,460	528,251	542,165	544,673
Nonresidential real estate	110,319	118,016	117,641	120,505	123,360
Commercial loans and leases	360,328	393,321	447,687	495,520	544,216
Consumer	1,248	1,364	1,351	1,355	1,596
	1,016,229	1,059,106	1,114,163	1,179,993	1,235,320
Allowance for credit losses	(8,249)	(8,345)	(8,559)	(9,226)	(10,032)
Loans, net	$1,007,980	$1,050,761	$1,105,604	$1,170,767	$1,225,288

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$173	$758	$137	$128	$173
Multi-family residential real estate	5,561	6,226	5,902	6,686	17,097
Nonresidential real estate	—	3,183	834	200	5,436
Commercial loans	158,172	145,930	172,081	157,704	181,227
Equipment finance	3,427	8,141	14,442	7,290	24,623
Consumer	471	617	514	539	565
	$167,804	$164,855	$193,910	$172,547	$229,121
Weighted average interest rate	9.04%	9.09%	9.11%	9.24%	8.67%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$852	$1,049	$1,409	$1,139	$1,826
Multi-family residential real estate	6,931	7,336	19,784	9,095	10,151
Nonresidential real estate	7,684	3,278	3,253	2,934	1,967
Commercial loans	161,429	148,964	176,493	169,402	168,461
Equipment finance	34,669	55,433	56,844	43,567	45,250
Consumer	612	565	529	675	615
	$212,177	$216,625	$258,312	$226,812	$228,270
Weighted average interest rate	8.25%	7.85%	7.86%	8.35%	8.20%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024	2023
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$34	$37	$40	$45	$55
Multi–family residential real estate	—	—	—	148	—
Equipment finance	20,475	21,294	23,468	23,965	8,807
	20,509	21,331	23,508	24,158	8,862

Loans past due over 90 days still accruing	—	1,007	6,245	—	—

Foreclosed assets, net
Other real estate owned	—	405	468	472	472
Other foreclosed assets	2,332	2,372	434	478	921
	2,332	2,777	902	950	1,393

Nonperforming assets	$22,841	$25,115	$30,655	$25,108	$10,255

Asset Quality Ratios
Nonperforming assets to total assets	1.54%	1.69%	2.04%	1.64%	0.66%
Nonperforming loans to total loans (1)	2.02	2.11	2.67	2.05	0.72
Nonperforming commercial-related loans to total commercial-related loans (2)	2.05	2.15	2.72	2.08	0.73
Nonperforming residential and consumer loans to total residential and consumer loans	0.17	0.18	0.19	0.21	0.24
Allowance for credit losses to nonperforming loans	40.22	37.36	28.77	38.19	113.20

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$620,694	$624,575	$624,469	$641,022	$645,768
% FFIEC total capital	364.28%	370.83%	363.55%	372.44%	374.63%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$297,958	$315,179	$248,128	$175,902	$122,213
% FFIEC total capital	174.87%	187.13%	144.45%	102.20%	70.90%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024	2023
	IQ	IVQ	IIIQ	IIQ	IQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$204	$272	$282	$272	$280
Multi–family residential real estate	—	—	—	—	148
Nonresidential real estate	465	—	—	—	—
Commercial loans and leases	3,606	4,056	5,685	3,759	3,846
Consumer	5	3	3	5	5
	$4,280	$4,331	$5,970	$4,036	$4,279

ALLOWANCE FOR CREDIT LOSSES
Beginning balance	$8,345	$8,559	$9,226	$10,032	$8,129
Impact of adopting ASC 326	—	—	—	—	1,907
Charge–offs:
One-to-four family residential real estate	—	(1)	—	—	—
Commercial loans and leases	(158)	(570)	(889)	(638)	(79)
Consumer	(13)	(9)	(14)	(7)	(22)
	(171)	(580)	(903)	(645)	(101)
Recoveries:
One-to-four family residential real estate	3	1	32	7	5
Multi-family residential real estate	6	5	4	6	5
Commercial loans and leases	5	50	20	6	1
Consumer	—	—	—	—	1
	14	56	56	19	12

Net charge–offs	(157)	(524)	(847)	(626)	(89)
Provision for (recovery of) credit losses - loans	61	310	180	(180)	85
Ending balance	$8,249	$8,345	$8,559	$9,226	$10,032

Allowance for credit losses to total loans	0.81%	0.79%	0.77%	0.78%	0.81%
Net charge–offs ratio (1)	(0.06)	(0.19)	(0.30)	(0.21)	(0.03)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024	2023
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$256,698	$260,851	$258,318	$278,170	$287,493
Interest–bearing NOW accounts	297,010	306,548	326,874	349,374	360,441
Money market accounts	309,695	297,074	291,154	271,194	273,256
Savings deposits	171,521	174,759	178,318	190,277	200,659
Certificates of deposit - retail	224,362	222,391	220,915	214,456	193,116
Certificates of deposit - wholesale	—	—	249	249	249
	$1,259,286	$1,261,623	$1,275,828	$1,303,720	$1,315,214

SELECTED AVERAGE BALANCES
Total average assets	$1,484,332	$1,492,759	$1,511,422	$1,526,246	$1,553,445
Total average interest–earning assets	1,415,175	1,425,504	1,444,259	1,459,369	1,494,248
Average loans	1,031,256	1,088,172	1,141,788	1,206,175	1,225,636
Average securities	186,339	161,772	167,046	173,350	209,871
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	190,090	168,070	127,935	72,354	51,251
Total average interest–bearing liabilities	1,041,381	1,046,249	1,055,874	1,066,332	1,099,950
Average interest–bearing deposits	996,741	1,001,576	1,011,212	1,021,023	1,066,321
Average borrowings and Subordinated notes	44,640	44,673	44,662	45,309	33,629
Average stockholders’ equity	156,115	154,927	153,796	153,703	151,417

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	4.93%	4.71%	4.64%	4.45%	4.39%
Average loans	5.21	4.99	4.96	4.77	4.76
Average securities (TEB) (2)	2.96	2.12	1.95	2.03	2.27
Average other interest–earning assets	5.51	5.48	5.40	5.09	4.64
Total average interest–bearing liabilities	1.86	1.70	1.48	1.22	0.98
Average interest–bearing deposits	1.75	1.59	1.36	1.08	0.87
Average cost of total deposits	1.39	1.26	1.07	0.85	0.70
Average cost of retail and commercial deposits	1.75	1.59	1.36	1.08	0.87
Average cost of wholesale deposits, borrowings and Subordinated notes	4.34	4.18	4.18	4.21	4.34
Average cost of funds	1.49	1.36	1.18	0.96	0.79
Net interest rate spread	3.07	3.01	3.16	3.23	3.41
Net interest margin (TEB) (2)	3.59	3.48	3.57	3.58	3.68

(1)	Annualized
(2)	On a tax equivalent basis assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024	2023
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	10.54%	10.45%	10.21%	9.98%	9.87%
Risk–based total capital ratio	20.73	20.70	19.13	17.75	16.98
Common Tier 1 (CET1)	17.75	17.66	16.30	15.05	14.34
Risk–based tier 1 capital ratio	17.75	17.66	16.30	15.05	14.34
Tier 1 leverage ratio	10.59	10.54	10.38	10.23	10.03
Tier 1 capital	$157,062	$157,246	$156,780	$156,050	$155,789
BankFinancial, NA (2)
Risk–based total capital ratio	19.30%	18.96%	17.90%	16.64%	15.88%
Common Tier 1 (CET1)	18.43	18.13	17.10	15.83	15.04
Risk–based tier 1 capital ratio	18.43	18.13	17.10	15.83	15.04
Tier 1 leverage ratio	11.03	10.85	10.93	10.80	10.52
Tier 1 capital	$162,715	$161,037	$164,172	$163,806	$163,249

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$10.50	$10.26	$8.62	$8.18	$8.75
High	11.12	10.76	9.11	8.94	10.59
Low	9.65	8.31	7.98	7.17	8.55
Common shares outstanding	12,460,678	12,475,881	12,547,390	12,600,478	12,693,993
Book value per share	$12.52	$12.45	$12.25	$12.09	$12.00
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	72.94%	60.33%	53.16%	54.88%	48.36%
Stock repurchases	$156	$676	$471	$744	$502
Stock repurchases – shares	15,203	71,509	53,088	93,515	48,604

EARNINGS PER SHARE COMPUTATIONS
Net income	$1,710	$2,079	$2,369	$2,312	$2,633
Weighted average basic and dilutive common shares outstanding	12,468,052	12,526,673	12,578,494	12,667,129	12,721,841
Basic and diluted earnings per common share	$0.14	$0.17	$0.19	$0.18	$0.21

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in 2020. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.